UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2021

HECLA MINING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 18, 2021, Hecla Mining Company (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with the sales agents party thereto (collectively, the “Agents”). Pursuant to the terms of the Agreement, the Company may offer and sell up to 60 million shares of common stock, par value $0.25 par value (the “Shares”), from time to time through or to the Agents. Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions or as otherwise agreed between the Company and the Agents as principals. Each Agent will receive from the Company a commission equal to 1.5% of the gross sales proceeds of the Shares sold by such Agent.

The offering of the Shares has been registered under the Securities Act of 1933, as amended, pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-229803), which was filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 22, 2019, as supplemented by a prospectus supplement filed by the Company with the SEC on February 18, 2021.

The Agreement contains customary representations, warranties and agreements of the Company, and customary obligations of the parties and termination provisions. The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the foregoing description of the Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated as of February 18, 2021, by and among Hecla Mining Company and the sales agents party thereto

5.1	Opinion of K&L Gates LLP

23.1	Consent of K&L Gates LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2021

Hecla Mining Company

By:	/s/ David C. Sienko
David C. Sienko
Vice President & General Counsel